UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2011

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

As previously reported, on May 17, 2011, the board of trustees of RAIT Financial Trust (“RAIT”) approved a 1-for-3 reverse stock split (the “Reverse Stock Split”) of RAIT’s common shares of beneficial interest (the “Common Shares”). On June 29, 2011, RAIT filed articles of amendment (the “Articles of Amendment”) to its declaration of trust with the State Department of Assessments and Taxation of Maryland in order to effect the Reverse Stock Split at 4:10 PM Eastern time on June 30, 2011 (the “Effective Time”). At the Effective Time, every three Common Shares issued and outstanding were automatically combined into one issued and outstanding new Common Share. The Common Shares outstanding prior to the Reverse Stock Split are referred to herein as the “Old Common Shares” and the Common Shares outstanding after the Reverse Stock Split are referred to herein as the “New Common Shares).

The par value of New Common Shares changed to $0.03 per share after the Reverse Stock Split from the par value of Old Common Shares of $0.01 per share. Consequently, the Reverse Stock Split was consummated without any change to the aggregate par value of RAIT’s outstanding Common Shares. The Reverse Stock Split affected all record holders of Common Shares uniformly and did not affect any record shareholder’s percentage ownership interest in RAIT. The Reverse Stock Split reduced the number of Common Shares outstanding but did not change the number of authorized Common Shares. At the Effective Time, the 114,592,943 outstanding Old Common Shares were reduced to 38,197,647 outstanding New Common Shares.

New Common Shares began trading on a split-adjusted basis on the New York Stock Exchange (the “NYSE”) at the opening of trading on July 1, 2011. New Common Shares will continue trading on the NYSE under the symbol “RAS” but under a new CUSIP number (749227 609) and a new ISIN (US7492276099).

No fractional shares will be issued in connection with the Reverse Stock Split, except as provided below. After the Effective Time, RAIT’s transfer agent, American Stock Transfer & Trust (the “Transfer Agent”), aggregated all fractional shares that otherwise would have been issued as a result of the Reverse Stock Split and those shares will be sold into the market. Shareholders who would otherwise hold a fractional New Common Share will receive a cash payment at a proportionate rate of $6.8273 per New Common Share from the proceeds of that sale in lieu of such fractional share. With respect to New Common Shares held in RAIT’s Dividend Reinvestment and Share Purchase Plan (the “DRSPP”) accounts, fractional shares will be issued in accordance with the terms of the DRSPP.

Common shareholders who hold in “street name” in their brokerage accounts do not have to take any action as a result of the Reverse Stock Split. Their accounts will be automatically adjusted to reflect the number of shares owned. A letter relating to the Reverse Stock Split will be sent to record holders of certificates of Common Shares and common shareholders who own their shares in electronically recorded registered form within twenty days of the Effective Time. Shareholders who receive this letter should follow the instructions in that letter. All New Common Shares issued in connection with the Reverse Stock Split for certificated shares or shares in electronically recorded registered form shall be in electronically recorded registered form.

The Reverse Stock Split did not affect RAIT’s preferred shares of beneficial interest (“Preferred Shares”), including the number of authorized or outstanding Preferred Shares or the dividend rate per share of any outstanding Preferred Shares.

At the Effective Time, RAIT adjusted certain terms of its outstanding securities, including RAIT’s 7.00% Convertible Senior Notes due 2031 (the “7.00% Convertible Senior Notes”) and 6.875% Convertible Senior Notes due 2027 (the “6.875% Convertible Senior Notes”). At the Effective Time, RAIT adjusted the respective conversion rates of its 7.00% Convertible Senior Notes and its 6.875% Convertible Senior Notes as follows:

•

the conversion rate of its 7.00% Convertible Senior Notes adjusted from 390.1677 Old Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $2.56 per Old Common Share) to 130.0559 New Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $7.69 per New Common Share); and

•

the conversion rate of its 6.875% Convertible Senior Notes will adjust from 28.6874 Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $34.86 per common share) to 9.5625 Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $104.58 per common share).

The Articles of Amendment are attached as Exhibit 3.1 hereto and the form of Certificate for the New Common Shares is attached as Exhibit 4.1 hereto and such exhibits are incorporated herein by reference. The disclosure in Item 8.01 below is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure in Item 3.03 above is incorporated herein by reference.

Item 8.01.	Other Events.

RAIT currently has the active registration statements listed below (The “Registration Statements”) on Form S-3 and on Form S-8 on file with the Securities and Exchange Commission (the “SEC”). SEC regulations permit RAIT to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8, as applicable. The information incorporated by reference is considered to be part of the prospectus and prospectus supplements included within each of those registration statements. Information in this report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed below, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the number of undistributed Common Shares deemed to be covered by each of the Registration Statements will be proportionately reduced, as applicable, to give effect to the Reverse Stock Split at the ratio of one-for-three. The Registration Statements are as follows:

•	Registration Statement No. 333-166065 on Form S-3 and Registration Statement No. 333-149340 on Form S-3 relating to the DRSPP.

•

Shelf Registration Statement No. 333-152351 on Form S-3, including, without limitation, Common Shares offered pursuant to the prospectus supplement thereto relating to RAIT’s sales agreement with JonesTrading Institutional Services LLC and Common Shares offered pursuant to the prospectus supplement thereto relating to RAIT’s Standby Equity Distribution Agreement with YA Global Master SPV Ltd.

•	Registration Statement No. 333-144603 on Form S-3 relating to resales of Common Shares underlying the 6.875% Convertible Senior Notes.

•	Registration Statements Nos. 333-151627, 333-125480, 333-100766 and 333-67452 on Form S-8 relating to the 2008 RAIT Financial Trust Incentive Award Plan.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

July 1, 2011	By:	/s/ Jack E. Salmon
Name: Jack E. Salmon
Title: Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to Amended and Restated Declaration of Trust.

4.1	Form of Certificate for Common Shares of Beneficial Interest.